SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2009
Cistera Networks, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-17304	91-1944887
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6509 Windcrest Drive Suite 160 Plano, TX 75024
(Address of principal executive offices)                 (Zip Code)
Registrant’s telephone number, including area code (972) 381-4699
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory
                   Arrangements of Certain Officers.
     Effective April 30, 2009, Mr. Derek P. Downs has resigned as President, Chief Executive Officer, acting Chief Financial Officer and director of the Company. Mr. Downs has agreed to be available as needed during the transition. A copy of Mr. Downs’ resignation letter is attached to this Report.
     Mr. Gregory T. Royal, currently the Executive Vice President, Chief Technology Officer and Director of the Company will become acting Chief Executive Officer and acting Chief Financial Officer of the company.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1      Resignation Letter dated April 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISTERA NETWORKS, INC.
Date: April 30, 2009	/s/ Gregory T. Royal
Gregory T. Royal, Interim Chief Executive
Officer and Interim Chief Financial Officer

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